UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 18, 2007

EDWARDS LIFESCIENCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15525	36-4316614
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

One Edwards Way, Irvine, California		92614
(Address of principal executive offices)		(Zip Code)

(949) 250-2500
Registrant’s telephone number, including area code

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 18, 2007, an affiliate of Edwards Lifesciences Corporation (the “Company”) entered into a Ninth Amendment to Receivables Purchase Agreement (the “Ninth Amendment”) to amend the Receivables Purchase Agreement, dated as of  December 21, 2000, by and among Edwards Lifesciences Financing LLC, Edwards Lifesciences LLC, Variable Funding Capital Company LLC (as assignee of Blue Ridge Asset Funding Corporation) and Wachovia Bank, N.A. (the “Receivables Purchase Agreement”).  The Ninth Amendment extends the maturity date of the Receivables Purchase Agreement to September 16, 2008.  A copy of the Ninth Amendment is attached as Exhibit 10.1.

Item 9.01.                                       Financial Statements and Exhibits.

(d)                                Exhibits

Exhibit Number	Description

10.1	Ninth Amendment to Receivables Purchase Agreement, dated as of September 18, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2007

EDWARDS LIFESCIENCES CORPORATION

	By:	/s/ Jay P. Wertheim
Jay P. Wertheim
Vice President, Associate General Counsel
and Secretary

Exhibit Index

Exhibit Number	Description

10.1	Ninth Amendment to Receivables Purchase Agreement, dated September 18, 2007.